UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On June 7, 2022, eXp World Holdings, Inc. (the “Company”) entered into a Stipulation of Compromise and Settlement (the “Settlement Agreement”) with respect to Solak v. eXp World Holdings, Inc., C.A. No.: 2020-1066-PAF, a stockholder derivative lawsuit against certain current and former directors of the Company. The lawsuit is pending in the Delaware Court of Chancery (the “Court”). The Settlement Agreement is subject to court approval.

The lawsuit challenges certain historical compensation practices for the defendant directors and the nature of the Company’s disclosure of such practices in past proxy statement filings. Additional information with respect to Solak v. eXp World Holdings, Inc. may be found in the Notice (defined below) attached hereto as Exhibit 99.1.

The individual defendants deny all of the wrongdoing alleged in the lawsuit. Defendants are entering into the Settlement Agreement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Under the Settlement Agreement, all claims against all defendants will be dismissed. In exchange, the Company has agreed to pay an award of attorneys’ fees and expenses to plaintiff’s counsel of $500,000. The Company has also agreed to implement or continue certain governance measures.

On January 19, 2023, the Court entered an order preliminarily approving the Settlement Agreement. The Court has scheduled a hearing for the consideration of final approval of the Settlement Agreement on April 17, 2023, as described in the Notice of Pendency of Settlement of Action (the “Notice”), a copy of which is attached hereto as Exhibit 99.1. The Company is required to file this current report and the attached Notice pursuant to the terms of the Settlement Agreement in order to provide notice of the settlement hearing date to the Company’s stockholders.

The foregoing summary of the Settlement Agreement does not purport to be a complete description of such agreement and is subject to and qualified in its entirety by reference to the text of the Settlement Agreement, which can be found pursuant to the instructions set forth in the Notice attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Notice of Pendency of Settlement of Action
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: January 27, 2023	/s/ James Bramble
James Bramble
General Counsel